UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2019
BORGWARNER INC.
________________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-12162	13-3404508
State or other jurisdiction of	Commission File No.	(I.R.S. Employer
Incorporation or organization		Identification No.)

3850 Hamlin Road, Auburn Hills, Michigan	48326
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (248) 754-9200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

The Annual Meeting of the Stockholders of BorgWarner Inc. (the "Company") was held on Wednesday, April 24, 2019. Matters submitted to stockholders at the meeting and the voting results thereof were as follows:

(a) Election of Jan Carlson, Dennis C. Cuneo, Michael S. Hanley, Frédéric B. Lissalde, Paul A. Mascarenas, John R. McKernan, Jr., Deborah D. McWhinney, Alexis P. Michas, and Vicki L. Sato to the board of directors:

	For	Against	Abstention	Broker Non-Votes
Carlson	73,541,201	13,933,641	86,579,456	12,783,966
Cuneo	172,905,885	720,114	428,299	12,783,966
Hanley	172,065,471	681,637	1,307,190	12,783,966
Lissalde	173,542,679	287,558	224,061	12,783,966
Mascarenas	171,407,241	688,365	1,958,692	12,783,966
McKernan, Jr.	171,862,249	858,865	1,333,184	12,783,966
McWhinney	171,131,567	977,470	1,945,261	12,783,966
Michas	171,587,653	923,779	1,542,866	12,783,966
Sato	165,109,422	2,422,935	6,521,941	12,783,966

(b) Advisory approval of the Company's executive compensation:

For	Against	Abstain	Broker Non-Votes
165,608,434	8,047,177	398,687	12,783,966

(c) Ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for 2019:

For	Against	Abstain
183,020,584	3,734,011	83,669

(d) Stockholder proposal to require an independent Board Chairman:

For	Against	Abstain	Broker Non-Votes
27,434,998	146,315,413	303,887	12,783,966

Item 7.01. Regulation FD Disclosures

On April 25, 2019, the board of directors of the Company declared a quarterly cash dividend of $0.17 per share of the Company's common stock. The dividend is payable on June 17, 2019 to shareholders of record on June 3, 2019.

On April 25, 2019, the Company issued the press release attached as Exhibit 99.1, which is incorporated herein by reference.

The information contained in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purpose of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in any such filings.

Item 9.01. Financial Statements and Exhibits

(d)     Exhibits. The following exhibits are being furnished as part of this Report.

Exhibit Number	Description

99.1	Press release dated April 25, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BorgWarner Inc.

Date: April 25, 2019	By:	/s/ Tonit M. Calaway
Name: Tonit M. Calaway
Title: Executive Vice President, Chief Legal Officer and Secretary